SUPPLEMENT DATED JANUARY 2, 2004

TO PROSPECTUS DATED MAY 1, 2003 FOR

KEMPER INVESTORS LIFE INSURANCE COMPANY

INDIVIDUAL AND GROUP FLEXIBLE PREMIUM MODIFIED GUARANTEED, FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS

ZURICH ARCHWAY SM VARIABLE ANNUITY

Issued By

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

and

KEMPER INVESTORS LIFE INSURANCE COMPANY

This Supplement amends the "Transfers During the Accumulation Period" section contained in your Zurich ARCHWAYSM Variable Annuity Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

The fourth paragraph under the section entitled "7. Transfers During the Accumulation Period." appearing on pages 25 and 26 of the Prospectus is deleted and replaced with the following:

"The following transfers must be requested through standard United States mail:

  transfers in excess of $250,000 per Contract, per day, and transfers into and out of the Credit Suisse Trust-Emerging Markets, the JPMorgan International Equity, the Janus Aspen Worldwide Growth, the Mutual Discovery Securities, the Oppenheimer Global Securities Fund/VA, the Scudder International, and the Templeton Developing Market Securities Subaccounts in excess of $50,000, per Contract, per day."

These administrative procedures have been adopted under the Contract to protect the interests of the remaining Contract Owners from the adverse effects of frequent and large transfers into and out of variable annuity Subaccounts that can adversely affect the investment management of the underlying Portfolios.

We reserve the right to further amend the transfer procedures in the interest of protecting remaining Contract Owners."

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For use in all states